Exhibit 99.1

CalAmp Reports Fiscal 2021 First Quarter Financial Results

First quarter consolidated revenue of $80 million

SaaS revenue of $28 million, up 10% year-over-year

IRVINE, CA, June 25, 2020 -- CalAmp (Nasdaq: CAMP), a global technology solutions pioneer transforming the mobile connected economy, today reported financial results for its first quarter ended May 31, 2020.

“Despite significant impact from the ongoing COVID-19 pandemic, our first quarter results were solid as a result of the highly coordinated effort from our team, combined with close interactions with our customers in support of their product supply requirements,” said Jeff Gardner, interim president and chief executive officer. “We also made significant progress on the plan I discussed in early May, as evidenced by continued improvements across our supply chain as well as the recent appointment of a new senior vice president of global supply chain and operations.”

“Additionally, in support of our initiative to focus resources on our most profitable lines of business, we made the strategic decision to transition out of the automotive vehicle financing business, which we believe will enhance the quality of our overall SaaS revenue while improving gross margins and profitability. We are also refocusing our engineering resources on the most promising product opportunities and end markets, as demonstrated by the launch of our critical iOn Tag visibility services as well as our iOn Vision application to be released this fall.”

First Quarter Fiscal Year 2021 Financial Overview

•

Consolidated revenue was $80.2 million, down 10% year-over-year due to a decline in Telematics Systems revenue largely attributable to the COVID-19 impact on LoJack U.S. SVR (Stolen Vehicle Recovery) product sales.

•	Software & Subscription Services revenue was $28.0 million, up 10% year-over-year, and 35% of consolidated revenue.
•	LoJack U.S. SVR products revenue was $6.6 million and is now being presented as a separate reportable segment.
•	Gross margin was 38.7%, reflecting the decline in Telematics Systems revenue and the write-off of inventories related to the transition out of the automotive vehicle financing business.
•	GAAP net loss was $14.4 million, or a loss of $0.42 per share, and reflecting a noncash impairment loss of $4.3 million on goodwill and other intangible assets related to the LoJack U.S. SVR business.
•	Adjusted basis non-GAAP net income was $0.6 million, or $0.02 per diluted share.
•	Operating cash flow was $5.9 million, with adjusted EBITDA of $6.5 million and an adjusted EBITDA margin of 8.1%.
•	Redeemed the remaining $27.6 million in aggregate principal amount of the 1.625% Convertible Senior Notes plus accrued interest that was due on May 15, 2020.
•	Ended the quarter with $104 million in cash and cash equivalents and approximately $262.6 million in outstanding debt, including $230 million of the 2.0% Convertible Senior Notes due in August 2025.

Business and Recent Highlights

•	Appointed senior vice president of global supply chain and operations, Nathan Lowstuter, who brings extensive large enterprise-level supply chain, logistics and Six Sigma Black Belt experience.
•	Introduced new Bus Guardian service, a suite of digital solutions designed to help schools more safely and confidently return students to the classroom.
•	LoJack Mexico announced partnership with Overhaul Group, Inc. to offer supply chain integrity services to fleet operators across Mexico.
•	Introduced new Here Comes The Bus application technology to help schools manage unconventional bus routes prompted by COVID-19.

CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

Summary Financial Information:
(In thousands except per share amounts)
	Three Months Ended
	May 31,
Description	2020	2019
Revenues:
Software & Subscription Services	$28,029	$25,511
Telematics Systems
Telematics Products	45,539	51,198
LoJack U.S. SVR Products	6,647	12,361
	$80,215	$89,070
Gross margin	39%	40%

Net loss	$(14,422)	$(8,693)
Net loss per diluted share	$(0.42)	$(0.26)
Non-GAAP measures:
Adjusted basis net income	$552	$4,168
Adjusted basis net income per diluted share	$0.02	$0.12
Adjusted EBITDA	$6,507	$7,569
Adjusted EBITDA margin	8%	8%

	May 31,	February 29,
Description	2020	2020
Cash and cash equivalents	$104,071	$107,404
Working capital	131,503	116,391
Deferred revenue	57,788	62,156
Total debt (carrying value)	203,610	210,207

Second Quarter Fiscal 2021 Business Outlook

“Visibility into customer demand and product shipments remains uncertain due to the ongoing effects of the worldwide COVID-19 pandemic,” said Kurt Binder, CalAmp’s executive vice president and chief financial officer. “As a result, we are not providing guidance for the second quarter. As we obtain more clarity regarding the future business outlook and overall customer demand, we expect to return to providing quarterly guidance.”

Conference Call and Webcast

CalAmp is hosting a conference call for analysts and investors to discuss its first quarter fiscal year 2021 results at 1:30 p.m. Pacific Time today.  Participants can listen in via webcast by visiting the Investor Relations section of our website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 90 days after the call.  The conference call can also be accessed by dialing 833-714-0868 (+1-778-560-2625 for international callers) and using the Conference ID # 9899343. Following the call, an audio replay will also be available by calling 800-585-8367 or +1-416-621-4642 and entering the Conference ID#9899343. The audio replay will be available through July 2, 2020.

CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

About CalAmp

CalAmp (Nasdaq: CAMP) is a global technology solutions pioneer transforming the mobile connected economy. We help reinvent business and improve lives around the globe with technology solutions that streamline complex mobile IoT deployments and bring intelligence to the edge. Our software and subscription-based services, scalable cloud platform and intelligent devices collect and assess business-critical data from mobile assets and their contents. We call this The New How, facilitating efficient decision making, optimizing mobile asset utilization and improving road safety. Headquartered in Irvine, California, CalAmp has been publicly traded since 1983 and has 20 million products installed and over 1.3 million software and services subscribers worldwide. LoJack®, Tracker™ and Here Comes The Bus® are CalAmp brands. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; our ability to successfully and timely accomplish our transformation to a SaaS company; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our MRM products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with our recent acquisitions; the impact of legal proceedings and compliance risks; implementation of our new ERP system; the impact on our business and reputation from information technology system failures, network disruptions or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov.  We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

Non-GAAP Financial Measures

“GAAP” refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the SEC. We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors. These non-GAAP financial measures are provided in addition to, and not as a substitute for measures of financial performance prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization, stock-based compensation, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain from legal settlement, impairment loss and certain other

CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted basis net income excludes the impact of intangible assets amortization expense, stock-based compensation, non-cash interest expense, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain on legal settlement, income tax provision adjustments, impairment loss and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this announcement.  We use these non-GAAP financial measures to provide investors with additional information about our financial performance and future prospects of our core business activities. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors to help them evaluate our results of ongoing operations and enable additional period-to-period comparisons. The presentation of these and other similar items in our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual.

CalAmp, LoJack, TRACKER, Here Comes The Bus and associated logos are among the trademarks of CalAmp and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

AT CALAMP:	AT SHELTON GROUP:
Kurtis Binder	Leanne K. Sievers
EVP & CFO	(949) 224.3874
ir@calamp.com	sheltonir@sheltongroup.com

CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	May 31,
	2020	2019

Revenues	$80,215	$89,070
Cost of revenues	49,162	53,659
Gross profit	31,053	35,411
Operating expenses:
Research and development	6,324	6,886
Selling and marketing	12,886	14,647
General and administrative	13,669	17,484
Intangible asset amortization	1,892	3,040
Restructuring	1,908	-
Impairment loss	4,289	-
	40,968	42,057
Operating loss	(9,915)	(6,646)
Non-operating income (expense):
Investment income	18	2,081
Interest expense	(4,077)	(5,456)
Other expense	(208)	(399)
	(4,267)	(3,774)
Loss before income taxes and equity in net loss of affiliate and related impairment loss	(14,182)	(10,420)
Income tax benefit (provision)	(240)	2,257
Loss before equity in net loss of affiliate and related impairment loss	(14,422)	(8,163)
Equity in net loss of affiliate and related impairment loss	-	(530)
Net loss	$(14,422)	$(8,693)
Loss per share:
Basic	$(0.42)	$(0.26)
Diluted	$(0.42)	$(0.26)

Shares used in computing loss per share:
Basic	34,024	33,381
Diluted	34,024	33,381

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CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)
	May 31,	February 29,
	2020	2019
Assets

Current assets:
Cash and cash equivalents	$104,071	$107,404
Accounts receivable, net	66,997	72,273
Inventories	36,079	36,778
Prepaid expenses and other current assets	23,334	21,411
Total current assets	230,481	237,866

Property and equipment, net	54,150	55,878
Operating lease right-of-use assets	24,220	20,626
Deferred income tax assets	4,357	4,437
Goodwill	101,419	106,335
Other intangible assets, net	42,725	45,895
Other assets	22,894	24,768

	$480,246	$495,805

Liabilities and Stockholders' Equity

Current liabilities:
Current portion of long-term debt	$5,490	$33,119
Accounts payable	31,841	28,450
Accrued payroll and employee benefits	8,891	9,049
Deferred revenue	33,706	34,704
Other current liabilities	19,050	16,153
Total current liabilities	98,978	121,475

Long-term debt, net of current portion	198,120	177,088
Operating lease liabilities	25,692	24,279
Other non-current liabilities	32,262	35,044

Stockholders' equity:
Common stock	344	343
Additional paid-in capital	224,047	220,482
Accumulated deficit	(96,087)	(81,531)
Accumulated other comprehensive loss	(3,110)	(1,375)
Total stockholders' equity	125,194	137,919
	$480,246	$495,805

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CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
(Amounts in thousands)
(Unaudited)

	Three Months Ended
	May 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(14,422)	$(8,693)
Depreciation	4,910	3,845
Intangible asset amortization expense	1,892	3,040
Stock-based compensation expense	3,623	2,543
Amortization of debt issue costs and discount	2,753	3,743
Impairment loss	4,289	-
Noncash operating lease cost	1,184	-
Revenue assigned to factors	(1,744)	(1,109)
Tax benefits on vested and exercised equity awards	-	56
Deferred tax assets, net	149	(2,158)
Equity in net loss of affiliate and related impairment loss	-	530
Other	289	(69)
Changes in operating assets and liabilities	3,018	(7,280)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	5,941	(5,552)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities and sale of marketable securities	6,264	17,506
Purchases of marketable securities	(6,264)	(9,835)
Capital expenditures	(3,091)	(4,954)
Acquisition, net of cash acquired	-	(63,010)
Advances to affiliate	-	(530)
NET CASH USED IN INVESTING ACTIVITIES	(3,091)	(60,823)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Paycheck Protection Program Loan	10,000	-
Repayment of Paycheck Protection Program Loan	(10,000)	-
Proceeds from revolving credit facility	20,000	-
Repayment of 2020 Convertible Notes	(27,599)	-
Payments of issuance cost of the revolving credit facility	(56)
Taxes paid related to net share settlement of vested equity awards	(80)	(219)
Proceeds from exercise of stock options and contributions to employee stock purchase plan	23	97
NET CASH USED IN FINANCING ACTIVITIES	(7,712)	(122)

EFFECT OF EXCHANGE RATE CHANGE ON CASH	1,529	293
Net change in cash and cash equivalents	(3,333)	(66,204)
Cash and cash equivalents at beginning of period	107,404	256,500
Cash and cash equivalents at end of period	$104,071	$190,296

CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

CALAMP CORP.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

(Unaudited)

GAAP refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  We believe that our presentation of historical non-GAAP financial measures provides useful supplementary information to investors.  The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization and stock-based compensation, gain on legal settlement, impairment loss and other adjustments as identified below), and Adjusted EBITDA margin. We use these non-GAAP financial measures to provide investors with an overall understanding of the financial performance and future prospects of our core business activities. Specifically, we believe that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

The reconciliation of GAAP basis net loss to Adjusted basis (non-GAAP) net income is as follows (in thousands except per share amounts):

	Three Months Ended
	May 31,
	2020	2019
GAAP basis net loss	$(14,422)	$(8,693)

Intangible assets amortization expense	1,892	3,040
Stock-based compensation expense	2,748	2,543
Non-cash interest expense	2,753	3,743
GAAP basis income tax benefit	240	(2,257)
Equity in net loss of affiliate and related impairment loss	-	530
Acquisition and integration related expenses	-	1,144
Litigation and non-recurring legal expenses	793	3,807
Impairment loss	4,289	-
Restructuring	1,908	-
Other	481	461
Adjusted basis income before income taxes	682	4,318
Income tax provision (non-GAAP basis) (a)	(130)	(150)
Adjusted basis net income	$552	$4,168

Adjusted basis net income per diluted share	$0.02	$0.12

Weighted average common shares outstanding on a diluted basis	34,146	33,733

Other favorable (unfavorable) impacts to Adjusted basis net income (b)
Deferred revenue purchase accounting adjustment	$(941)	$(2,673)
Inventory excess and obsolescence	(596)	-
Total other favorable (unfavorable) impacts to Adjusted basis net income	$(1,537)	$(2,673)

CalAmp Reports Fiscal Year 2021 First Quarter Financial Results

The reconciliation of GAAP-basis net loss to Adjusted EBITDA and the calculation of Adjusted EBITDA margin are as follows (dollars in thousands):

	Three Months Ended
	May 31,
	2020	2019

GAAP basis net loss	$(14,422)	$(8,693)

Investment income	(18)	(2,081)
Interest expense	4,077	5,456
Income tax provision (benefit)	240	(2,257)
Depreciation and amortization	6,802	6,885
Stock-based compensation	2,748	2,543
Equity in net loss of affiliate and related impairment loss	-	530
Acquisition and integration related expenses	-	1,144
Litigation and non-recurring legal expenses	793	3,807
Impairment loss	4,289	-
Restructuring	1,908	-
Other	90	235
Adjusted EBITDA	$6,507	$7,569

Other favorable (unfavorable) impacts to Adjusted EBITDA (b)
Deferred revenue purchase accounting adjustment	$(941)	$(2,673)
Inventory excess and obsolescence	(596)	-
Total other favorable (unfavorable) impacts to Adjusted EBITDA	$(1,537)	$(2,673)

Revenue	$80,215	$89,070

Adjusted EBITDA margin	8%	8%

(a)	The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating losses and tax credit carryforwards.
(b)

Other favorable (unfavorable) impacts to Adjusted basis net income and Adjusted EBITDA represent financial impacts that cannot be included in these Non-GAAP measures, but management believes can provide insights into underlying operational earnings for the periods presented above. These items include deferred revenue purchase accounting adjustment resulting from the recent acquisitions which reduces revenue and gross profit, and inventories related to the automotive vehicle financing business that are obsolete or in excess of demand forecast.